UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2009

Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
(Address of principal executive offices)		(Zip Code)

408-451-9400
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01                      Entry into a Material Definitive Agreement.
Item 7.01                      Regulation FD Disclosure
Item 9.01                      Financial Statements and Exhibits.

SIGNATURES

Exhibit Index
Exhibit 10.1
Exhibit 99.1

Item 1.01                      Entry into a Material Definitive Agreement.

On March 2, 2009, the Company received a letter agreement dated February 25, 2009 further amending the October 2, 2006 Securities Purchase Agreement by and among the Company, The Teachers' Retirement System of Alabama, and The Employees' Retirement System of Alabama, which letter agreement provided that the required delivery date of the Company’s audited financial statements for the year ended December 31, 2007, is extended from March 31, 2009 to June 30, 2009.  A copy of the letter agreement is included as Exhibit 10.1 and incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

On March 2, 2009 the Company issued a press release.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 10.1	Letter Agreement to Bell Microproducts Inc. dated February 25, 2009.
Exhibit 99.1	Press Release issued by Bell Microproducts Inc. on March 2, 2009.*

________________________________
*           Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
March 2, 2009	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Letter Agreement to Bell Microproducts Inc. dated February 25, 2009.
99.1	Press Release issued by Bell Microproducts Inc. on March 2, 2009.*

________________________________
*           Furnished, not filed.